UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 30, 2024

(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

8310 S Valley HWY, Suite 300, Englewood, colorado 80112

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	VGZ	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

Results of Annual General Meeting of Shareholders

On April 30, 2024, Vista Gold Corp. (the “Corporation”) held its annual general and special meeting of shareholders at 10:00 a.m. (PDT).  A total of 69,554,939 common shares in the capital of the Company (“Common Shares”) were represented at the meeting, being 57.23% of the Common Shares issued and outstanding on the record date for the meeting.

Detailed results for the ballot votes are as follows:

Election of Directors	Votes For	Votes Withheld/ Abstain	Broker Non-Votes
John M. Clark	39,839,708	1,052,593	28,662,638
Frederick H. Earnest	39,586,851	1,305,450	28,662,638
Deborah J. Friedman	39,678,106	1,214,195	28,662,638
Patrick F. Keenan	39,629,158	1,263,143	28,662,638
Tracy A. Stevenson	39,647,847	1,244,454	28,662,638
Michel Sylvestre	39,557,185	1,335,116	28,662,638

Proposal	Votes For	Withheld/ Abstain	Against	Broker Non-Votes
Approve Appointment of Davidson & Company LLP	67,959,081	1,595,858	0	0

Proposal	Votes For	Withheld/ Abstain	Against	Broker Non-Votes
Advisory Vote on Executive Compensation	37,193,877	599,055	3,099,369	28,662,638

All nominees for election to the Corporation’s Board of Directors were elected to the Board of Directors and will serve until the Corporation’s 2025 annual general and special meeting of shareholders or until successors are duly elected and qualified.  In addition, at the Meeting, shareholders appointed Davidson & Company LLP as auditors of the Company for the fiscal year ending December 31, 2024, and passed an ordinary resolution to approve, on an advisory basis, the compensation of the Corporation’s Named Executive Officers.

The Company received feedback from shareholders on the matter to approve all unallocated options under the Company’s Stock Option Plan. Management plans to take time to consider the feedback received.  Accordingly, this matter was not considered at the Meeting.

Item 7.01  Regulation FD

On April 30, 2024, the Registrant issued a press release announcing the voting results from its annual general and special meeting of shareholders held on Tuesday, April 30, 2024 in Vancouver, British Columbia.

A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Exhibits

Exhibit Number	Description
99.1*	Press Release, dated April 30, 2024.
104	Cover Page Interactive Data File––the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP.
Dated: May 2, 2024	By: /s/ Frederick H. Earnest Frederick H. Earnest President and Chief Executive Officer